UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 16, 2007
ATHEROGENICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	0-31261	58-2108232
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8995 Westside Parkway
Alpharetta, GA 30004
(Address of principal executive offices)
Registrant’s telephone number, including area code (678) 336-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)      We announced the full results of the ARISE clinical trial on March 27, 2007. In connection with these results, the Compensation Committee of our Board of Directors approved the following cash bonus payments, which represent 63% of their target bonus, to the executive officers listed below.

Name	Title	Bonus Amount
Mark P. Colonnese	Executive Vice President,	$59,724
	Commercial Operations and
	Chief Financial Officer

Robert A.D. Scott, M.D.	Executive Vice President,	$59,724
	Research & Development and
	Chief Medical Officer

Joseph M. Gaynor, Jr.	Senior Vice President,	$48,510
	General Counsel and
	Corporate Secretary

W. Charles Montgomery, Ph.D.	Senior Vice President,	$50,274
	Business Development &
	Alliance Management
In addition, a special bonus of $40,276 was awarded to Dr. Scott for successfully conducting the ARISE clinical trial.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHEROGENICS, INC.
Date: April 18, 2007	/s/ MARK P. COLONNESE
Mark P. Colonnese
Executive Vice President, Commercial Operations and Chief Financial Officer